Exhibit 32.1


                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                       CHIEF FINANCIAL OFFICER PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Malcolm J. Wright, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of American Leisure Holdings, Inc. on Form 10-QSB for the quarterly period ended June 30, 2006 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of American Leisure Holdings, Inc.

                                       American Leisure Holdings, Inc.
                                       -------------------------------

DATED: August 21, 2006                 By: /s/ Malcolm J. Wright
                                           ---------------------
                                           Malcolm J. Wright
                                           Chief Executive Officer and
                                           Chief Financial Officer

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